Exhibit 10.31

SECOND AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (herein called this “Amendment”) is made and entered into to be effective as of the 17th day of November, 2021, by and between Advance Self Storage, LLC, a Florida limited liability company (“Seller”), and SST II Acquisitions, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser heretofore entered into that certain Purchase and Sale Agreement dated effective as of September 29, 2021 (as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 14, 2021, the “Contract”), respecting certain property located at 6424 14th Street W., Bradenton, Florida 34207; and

WHEREAS, Seller and Purchaser desire to modify the Contract in certain respects, all as more particularly set forth below.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.    Amendments.

a.    Seller and Purchaser hereby agree that Section 6.5(p) and Section 6.6(e) of the Contract are hereby deleted in their entirety.

b.    Seller and Purchaser hereby agree that Section 9.23 of the Contract is hereby deleted in its entirety and replaced with the following:

“9.23    Use Restriction. At Closing, Seller will cause Joyland Development, LLC (“Joyland”), Seller’s affiliate that owns three (3) tracts of land contiguous to the northern and western boundaries of the Property as further described on Exhibit “K” attached hereto (herein collectively referred to as the “Contiguous Tracts”), to impose a use restriction on the Contiguous Tracts prohibiting their use as a self-storage facility, excluding the storage of RV’s and boats (the “Use Restriction”), and Seller shall further cause Joyland to secure and deliver at Closing a subordination of any existing liens on the Contiguous Tracts to the Use Restriction. The form of the Use Restriction and subordination to be executed, delivered and filed of record at Closing is attached hereto as Exhibit “L”.”

c.    Seller and Purchaser hereby agree that Exhibit K attached to the Contract is hereby deleted in its entirety and replaced with Exhibit “K” attached hereto

2.    Closing Notice/Contracts. Pursuant to Section 4.1.1 of the Contract and subject to the terms of this Amendment, the execution and delivery of this Amendment by Purchaser constitutes delivery of a “Closing Notice” by Purchaser to Seller. In addition, pursuant to Section 4.1.4 of the Contract, Seller is hereby notified that Purchaser will require Seller to cancel all Contracts at Closing.

3.    Miscellaneous.

(a) Seller and Purchaser hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:

Advance Self Storage, LLC, a Florida limited liability company

By:	/s/ James W. O’Neill

Name:	James W. O’Neill
Title:	Director

By:	/s/ Robert P. Ufer

Name:	Robert P. Ufer
Title:	Director

By:	/s/ Preka Ljuljdjuraj

Name:	Preka Ljuljdjuraj
Title:	Director

PURCHASER:

SST II Acquisitions, LLC, a Delaware limited liability company

By:	/s/ H. Michael Schwartz

Name:	H. Michael Schwartz
Title:	Chief Executive Officer

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